Exhibit 99.1

LogistiCare Announces Executive Leadership Appointments

ATLANTA, GA – March 4, 2020 – The Providence Service Corporation (“Providence” or the “Company”) (Nasdaq: PRSC) today announced that its subsidiary, LogistiCare Solutions, LLC (“LogistiCare”), has appointed three accomplished executives to its executive leadership team, adding substantial leadership experience and expertise in the areas of technology and innovation, human resources, and compliance.

Walt Meffert, who became Chief Information Officer of LogistiCare effective January 31, 2020, brings a wealth of experience, including more than 15 years building high-performing IT teams and deploying leading-edge technologies and processes in the healthcare industry. Prior to LogistiCare, Mr. Meffert advanced business transformation through digital innovation and process re-engineering as Chief Information Officer at each Versant Health, HVHC Inc., Hanger, Apria Healthcare, Coram Specialty Infusion Services, and Neighborcare.

Laurel Emory, Ph.D., who became Senior Vice President, Human Resources, effective February 17, 2020, brings more than 15 years of experience with prowess in organizational leadership, behavior, development and communication; cross-cultural and cross-generational team leadership and team building; change management; and strategic business planning. Prior to LogistiCare, Ms. Emory served as Executive Business Coach at Building Champions, Chief of Staff and Director of Strategy at Coram Specialty Infusion Services, and Country Director at Medical Teams International.

Jody Kepler, J.D., LL.M., who became Chief Compliance and Privacy Officer, effective March 2, 2020, brings over 15 years of compliance, legal counsel and attorney experience in the healthcare industry, with a track record of developing pragmatic, successful corporate compliance programs. Prior to LogistiCare, Ms. Kepler served as Senior Regulatory and Operations Counsel at Tenet Healthcare, Chief Compliance and Privacy Officer at BioScrip, Inc., Executive Advisor, Legal Counsel at Coram Specialty Infusion Services, Contracts/Compliance Manager at The Colorado Health Foundation, and Attorney at Holme Roberts and Owen LLP.

“On behalf of our Board of Directors and management team, I am thrilled to welcome Walt, Laurel, and Jody to LogistiCare,” said Daniel E. Greenleaf, President and Chief Executive Officer of Providence and LogistiCare. “Having collaborated with each of these highly talented executives throughout my career, I know firsthand and esteem the strengths and capabilities they bring to our organization. These appointments advance our strategy of placing the right people in the right seats to help transform LogistiCare and realize the significant value-creation opportunities we are identifying at the Company.”

About Providence

The Providence Service Corporation, through its fully owned subsidiary LogistiCare Solutions, LLC, is the nation's largest manager of non-emergency medical transportation programs for state governments and managed care organizations. Its range of services includes call center management, network credentialing, vendor payment management and non-emergency medical transport management. The Company also holds a minority interest in Matrix Medical Network which provides a broad array of assessment and care management services to individuals that improve health outcomes and health plan financial performance. For more information, please visit prscholdings.com.

About LogistiCare

LogistiCare, a wholly owned subsidiary of The Providence Service Corporation, is the nation’s largest manager of non-emergency medical transportation (“NEMT”) programs for state government agencies and managed care organizations. LogistiCare’s services include NEMT ride management, call center management, transportation provider network development and credentialing, and vendor administration. LogistiCare is focused on providing access to convenient, cost-effective, safe and reliable transportation. Together with subsidiary Circulation, LogistiCare delivers tech-enabled solutions that provide enhanced functionality, stronger network performance, streamlined workflow processes, and higher overall system efficiency. LogistiCare consistently maintained a complaint-free service rate on a majority of its rides while annually managing over 63 million trips and more than 24 million eligible riders in 50 states and the District of Columbia. For more information about LogistiCare and Circulation visit, www.logisticare.com and www.circulation.com.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the early termination for non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers’ compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; restrictions in the terms of our preferred stock; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions.

The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Relations Contact

Kalle Ahl, The Equity Group

(212) 836-9614

kahl@equityny.com